Fifth Third Bank | All Rights Reserved Investor Update June 18, 2008 Before reviewing this presentation, please carefully review the cautionary statements preceding the discussion Exhibit 99.1

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities
Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6)
Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments and the use of estimates for results of current or future periods ; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which
Fifth Third, one or more acquired entities and/or the combined company are engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) ability to secure confidential information through the use of computer systems and telecommunications networks; and (20) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States
Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at
www.sec.gov
or on the
Fifth Third’s Web site at
www.53.com.
Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Fifth Third Bank | All Rights Reserved
Securities law statement
Fifth Third Bancorp has filed a registration statement (including prospectus) with the SEC for the securities offerings discussed in this presentation. Before you would invest in such securities, you should read the prospectus in that registration statement, the related preliminary prospectus supplements and other documents that Fifth Third Bancorp has filed with the
SEC for more complete information about Fifth Third Bancorp and these offerings.  You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, Fifth Third Bancorp, the underwriter or any dealer participating in the offerings will arrange to send you the relevant prospectus and prospectus supplements if you request it by contacting Goldman, Sachs & Co. Attention: Prospectus Department, 100 Burma Road, Jersey City, NJ 07305, or by calling toll-free (866) 471-2526 or by facsimile at (212) 902-9316; Credit Suisse Securities (USA) LLC, Prospectus Department, One
Madison Avenue, New York, NY 10010, 1-800-221-1037; or Merrill Lynch & Co., Attention: Prospectus Department, 4 World
Financial Center, New York, NY 10080, 212-449-1000.

Fifth Third Bank | All Rights Reserved
Description of the capital offering
$1.0 billion (+ 15% greenshoe)
Size of Offering
Maturity
Non-Cumulative Dividend
Conversion Right
Conversion Premium
Put / Call Features
Forced Conversion
Perpetual
[TBD]% per annum; payable
quarterly
Convertible into common at any
time at the option of the holder
[TBD]%
None
After 5 years, Issuer may force
conversion if stock price exceeds
130% of conversion price
Convertible Preferred Stock
Dividend Stopper
No dividends on junior stock if
convert dividend not paid
Security

Fifth Third Bank | All Rights Reserved
Capital actions
•
Management developed a capital plan designed to help ensure strong regulatory capital and tangible equity levels, positioning the bank to absorb losses and provisions significantly in excess of current levels and environmental conditions through 2009
Revising Tier 1 capital target range to 8-9%
–
Total capital target raised
–
Tangible equity/tangible assets
•
Strengthening Fifth Third’s capital position through the following capital actions:
–
Capital issuance – Subject to market conditions, plan to issue $1 billion of Tier 1 capital in the form of convertible preferred securities - achieves new Tier 1 target immediately
–
Dividend reduction - Reducing quarterly common dividend by $166 million, from $0.44 to $0.15
–
Asset sales/dispositions – Near-term sale of non-core businesses to supplement common equity capital, if successfully completed, by additional $1 billion or more
Capital actions assume further deterioration of credit and economic environment and are intended to maintain a Tier 1 ratio within target range through credit cycle without further issuance

Fifth Third Bank | All Rights Reserved
Pro forma capital ratio comparison
6-7%
11.5-12.5%
8-9%
Target
N/A
10%
6%
Regulatory well
capitalized
minimums
6.3% 6.22% TE/TA
12.2% 11.34% Total Capital
7.72%
1Q- 2008
8.5%
2Q-2008 Pro
forma*
Tier 1
Capital Ratio
* Pro forma for $1B preferred capital issuance and a quarterly dividend reduction to $0.15 per share.

Fifth Third Bank | All Rights Reserved
Agenda
Overview of Fifth Third
Second quarter review
— Credit costs overshadow continuing strong performance
Credit update
— Trends remain negative, driven primarily by residential and commercial real estate
— Increased charge-off expectations; credit forecast review
Summary
Appendix

Fifth Third Bank | All Rights Reserved
Naples
Fifth Third overview
^ As of 3/31/2008
* As of 6/16/2008
** Nilson, March 2008
$111 billion assets #14
^
$7 billion market cap #15
*
1,315 banking centers
Over 2,250 ATMs
18 affiliates in 12 states
World’s 5
th
largest merchant
acquirer
**
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
St. Louis

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Diversified franchise
38%
12%
31%
10%
9%
2007 Revenue - $6.0 billion*
Branch
Banking
$2.2B
FTPS
$736M
Investment
Advisors
$562M
Commercial
Banking
$1.9B
Consumer Lending
$601M
Branch Banking (36% of earnings)
Retail & Business banking
2.8 million households
Over 1,200 banking centers, over 2,200 ATMs
Commercial Banking (41%)
Corporate & Middle Market Lending, Treasury Services,
International Trade Finance, Commercial leasing and
syndicated finance
Processing Solutions (9%)
Over 155,000 merchant locations
Processes transactions for over 2,600 Financial
Institutions
3
rd
leading issuer of MasterCard Branded debit
cards¹
Consumer Lending (8%)
9,300 dealer indirect auto lending network
$35 billion mortgage servicing portfolio
Federal and private student education loans
Investment Advisors (6%)
800 Registered Representatives
338 Private Bank Relationship Managers
Over 81,000 Private Bank Relationships
*Represents tax-equivalent revenue. Excludes eliminations/other revenue.
Data: 2007 10-K; all as of 12/31/2007
1
Source Media 2007 edition

Fifth Third Bank | All Rights Reserved
Fifth Third differentiators
Integrated affiliate delivery model
Strong sales culture
Operational efficiency
Streamlined decision making
Integrated payments platform (FTPS)
Acquisition integration
Customer satisfaction

Fifth Third Bancorp

Growth rate: 11%
($ in millions)

©

Fifth Third Bank | All Rights Reserved
2.75%
3.00%
3.25%
3.50%
3.75%
1Q07 2Q07 3Q07 4Q07 1Q08
$500
$550
$600
$650
$700
$750
$800
$850
Net interest income Net interest margin
Increasing net interest income
Net interest margin and net interest income expected to continue to trend higher in 2Q08 – NII expected up more than 10% year-over-year and NIM 3.40+

Fifth Third Bank | All Rights Reserved
Fee income growth and diversification
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
1Q07 2Q07 3Q07 4Q07 1Q08
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Secs/other
Reported noninterest income growth 42%. Excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08; excludes $177 million BOLI charge in 4Q07.
YOY
growth
+15%
+17%
-3%
+30%
+144%
+10%
2Q08 non-interest income expected to grow more than 10% from a year ago

Pre-tax pre-provision earnings growth rate: 20%
($ in millions)

©

Fifth Third Bank | All Rights Reserved
Strong operating performance offset by current
high credit costs
-$600
-$400
-$200
$0
$200
$400
$600
$800
1Q07 2Q07 3Q07 4Q07 1Q08
Net charge-
offs
Reported pre-tax pre-provision earnings growth 64%. Excludes $152 BOLI charge, $273 Visa IPO gain, $152 million reversal of Visa litigation expenses and $16 million in merger-related and severance charges in 1Q08; excludes $177 million BOLI charge, $94 million in Visa litigation expense, and $8 million in merger-related expenses in 4Q07; excludes $78 million in Visa litigation expense in 3Q07.
Additional
provision
Strong operating results and reserve build continue in 2Q08;
pre-tax pre-provision earnings expected >10%

Fifth Third Bank | All Rights Reserved
2Q08 operating trends/outlook
Operating trends remain strong and generally exceed expectations
NII growth of more than 10% compared with 2Q07
Average loans expected to grow 10%+ vs. 2Q07
— Average core deposit growth of approximately 3% vs. 2Q07, transaction deposits +5%
— 2Q08 NIM estimated to exceed 3.40%, similar to 1Q08
Noninterest income growth of more than 10% compared with 2Q07
— Excluding Visa gain and securities gains, growth of 3% sequentially*
Noninterest expense growth of more than 10% compared with 2Q07, core expense growth approximately 4%**
Full year 2008 outlook
— Operating trends currently expected to remain strong
— Potential charge related to lease litigation; believe a maximum exposure of $250 million***
First Charter acquisition closed 6/6/08: had modest effect on growth rates, margins
Note: all growth rates, ratios, dollar expectations are approximations and estimates based on current forecast; subject to change; please refer to risk factors on page 2
*Reported noninterest income expected to decline approximately 15% due to effect $273mm Visa gain and $29mm in securities gains in 1Q08
**Excludes the following: First Charter merger-related charges, 2 percent; effect of acquisition of First Charter; 1 percent; effect of acquisition of
R-G Crown, 1 percent; effect of adoption of FAS 159 for mortgage originations, 2 percent; and the effect of growth in provision expense for unfunded commitments, 3 percent.
***If June 30, 2008 measurement date

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Credit trends/outlook
2Q08 annualized charge-off ratio of approximately 1.60-1.65%; total provision expense of approximately $700-725 million ($350-375 million in excess of charge-offs)
— Estimated allowance to loan ratio of 1.8% at 2Q08
— NPAs up 40-45% compared with 1Q08 to approximately $2.3 billion or 2.6%
Full year 2008 outlook
— Full year charge-off ratio expected to be approximately 160-165 bps
— NPAs expected to continue to grow, although at lower growth rate than experienced in recent quarters
— Provision expense expected to continue to exceed charge-offs; allowance to loan ratio currently expected to build to over 2% by year-end, subject to the results of our reserve modeling and actual results and trends.
Note: all growth rates, ratios, dollar expectations are approximations and estimates based on current forecast; subject to change; please refer to risk factors on page 2

Fifth Third Bank | All Rights Reserved
Provision levels:
Well ahead of stressed losses
$462
$276
$628
$544
$340-
$350
$1,300-
$1,400
$700-
$725
$0
$1,000
$2,000
$3,000
2007 1Q08 2Q08 FY08
Net charge-offs Provision
1.17%
1.49%
1.8%
>2%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2007 1Q08 2Q08 FY08
Allowance for Loan and Lease Losses
FY09
• Charge-offs
expected to be
above 2008 levels
•Continue
provision build
FY09
•Expect allowance
for loan losses
>2%
2H08 provision
dependent on credit
results and
allowance model
2% allowance

Fifth Third Bank | All Rights Reserved
15.2%
14.1%
13.4%
12.8%
12.6% 12.6%
12.2%
12.1%
12.0%
11.9% 11.8%
11.8%
11.1%
11.0%
10.7%
10.9%
11.4%
12.3%
12.1%
10.3%
NCC BBT WB KEY USB MI FITB -
PF ¹
HBAN RF MTB ZION PNC CMA STI
Capital position
Tangible Equity /
Tangible Assets
Tier 1
Total Capital Ratio
Source: SNL and company filings. Reported capital ratios adjusted for recent acquisitions and capital issuances based on public filings. KEY adjusted for announced $1.2bn after-tax loss associated with leveraged lease obligations and subsequent $1.65bn capital raise.  PNC pro forma for $560mm acquisition of Sterling Financial completed in Apr-2008.
¹ FITB forecast; pro forma for $1.0bn capital issuance. No disposition of businesses included.
1Q 08 - Standalone 1Q 08 - Pro Forma for Recent Capital Issuances
5.5%
7.7%
7.6%
11.4%
11.1%
Peers 1Q08
FITB 2Q08¹
9.7%
7.7%
7.6%
7.3%
6.5%
6.3%
6.2% 6.2%
5.7%
5.5%
5.4%
5.3%
4.9%
4.6%
5.0%
4.3%
4.3%
4.7%
5.9%
6.5%
6.9%
NCC MI CMA KEY STI FITB
- PF ¹
ZION RF HBAN BBT WB USB MTB PNC
6.7%
7.6%
8.3%
7.4%
8.6%
11.4%
9.0%
8.8%
8.8%
8.7%
8.7% 8.6%
8.5%
8.0%
7.6%
7.6% 7.6%
7.4%
7.2%
7.3%
7.2%
NCC BBT MI HBAN KEY WB USB FITB
- PF ¹
PNC ZION MTB RF CMA STI

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Credit Deterioration
Economic environment continues to be challenged; significant stress on real estate and real estate related portfolios, with Florida and Michigan particularly hard hit
Recently conducted intensive review of loan portfolio to develop credit forecast for 2H 2008 and 2009
— Top-down and bottoms-up analysis with particular focus on RE / RE-
related portfolios
— Development of stress scenarios to forecast potential losses and test adequacy of capital actions
— Homebuilder / developer
— Commercial mortgage
— Home equity
— Commercial construction

Fifth Third Bank | All Rights Reserved
Diversified loan portfolio
$48 billion commercial loan portfolio
91% secured
$1.0 million average outstanding
$1.9 million average exposure
1Q08 NCOs: 121 bps
$33 billion consumer loan portfolio
95% secured
 66% secured by real estate, 26% by auto
Real estate portfolio
 77% weighted average CLTV
 Weighted average origination FICO 735
 58% first lien secured
No subprime originations
1Q08 NCOs: 158 bps
Comercial lease
5%
Home Equity
15%
Auto
10%
Credit Card
2%
Residential
mortgage
12%
C&I
33%
Commercial
Mortgage
15%
Commercial
construction
7%
Other Consumer
1%
Distributed by type
Geography Distribution
Other
15%
Florida
10%
National
18%
Ohio
27%
Michigan
19%
Illinois
11%
All as of 3/31/2008

Fifth Third Bank | All Rights Reserved
Credit by portfolio
C&I
13%
Home equity
15%
Auto
13%
Other
consumer
2%
Residential
mortgage
12%
Commercial
mortgage
12%
Commercial
construction
26%
Card
7%
MI
36%
KY
2%
Other
13%
IL
6%
OH
16%
IN
7%
FL
20%
Net charge-offs by loan type Net charge-offs by geography
($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage
Home
equity Auto
Credit
card
Other
consumer
Total
consumer
Total loan &
lease
Loan balances $26,590 $12,155 $5,592 $3,727 $48,065 $9,873 $11,803 $8,394 $1,686 $1,066 $32,821 $80,886
% of total 33% 15% 7% 5% 59% 12% 15% 10% 2% 1% 41% 100%
Non-performing assets $305 $325 $418 $11 $1,058 $333 $162 $26 $13 $1 $534 $1,592
NPA ratio 1.15% 2.67% 7.47% 0.29% 2.20% 3.33% 1.37% 0.30% 0.76% 0.09% 1.62% 1.96%
Net charge-offs $36 $33 $72 $0 $141 $34 $41 $35 $20 $5 $135 $275
Net charge-off ratio 0.57% 1.10% 5.20% 0.00% 1.21% 1.33% 1.39% 1.52% 4.78% 1.78% 1.58% 1.37%
All as of 3/31/2008

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Commercial construction
FL
23%
KY
5%
IL
7%
MI
21%
IN
8%
Other
5%
OH
31%
Services
3%
Other
5%
Health care
2%
Finance
2%
Retail trade
2%
Manufacturing
1%
Construction
40%
Individuals
1%
Real Estate
44%
Loans by geography* Credit trends
Loans by industry* Comments
($ in millions)
1Q07 2Q07 3Q07 4Q07 1Q08
Balance $5,688 $5,469 $5,463 $5,561 $5,592
90+ days delinquent $20 $33 $54 $67 $49
90+ days ratio 0.35% 0.60% 0.99% 1.21% 0.87%
NPAs $59 $66 $106 $257 $418
as % of loans 1.03% 1.21% 1.94% 4.61% 7.47%
Net charge-offs $6 $7 $5 $12 $72
as % of loans 0.37% 0.48% 0.35% 0.83% 5.20%
Commercial construction
*As of 3/31/2008
• Declining valuations in residential and land
developments
• Higher concentrations in now stressed markets (Florida
and Michigan)
• Continued stress expected through 2008

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Homebuilder/developer
Credit trends
Loans by property type* Comments
Other MW
27%
MI
24%
Other SE
9%
NE OH
6%
FLA
34%
Resi
23%
Other
18%
Land
59%
*Current definition not in use prior to 3Q07
($ in millions) 3Q07 4Q07 1Q08
Balance $2,594 $2,868 $2,705
90+ days delinquent $50 $57 $60
90+ days ratio 1.94% 1.99% 2.21%
NPAs $78 $176 $309
as % of loans 3.01% 6.14% 11.42%
Net charge-offs $4 $8 $43
as % of loans 0.54% 1.11% 6.32%
Homebuilders/developers*
*As of 3/31/2008
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• Balance < 6% of Commercial Loans; <3% of total
gross loans
• Balance by product approx. 52% Construction, 38%
Mortgage, 10% C&I
C&I
10%
Mortgage
38%
Construction
52%
Portfolio split* Loans by geography*

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Residential mortgage
1 liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 724
Origination FICO distribution: <659 13%; 660-689 11%; 690-719
17%; 720-749 18%; 750+ 40%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 26%; 70.1-80 42%; 80.1-90 12%;
>90.1 20%
Vintage distribution: 2008 3%; 2007 19%; 2006 18%; 2005 30%;
2004 15%; prior to 2004 15%
% through broker: 11%; performance similar to direct
OH
25%
FL
34%
IL
6%
KY
5%
MI
16%
IN
6%
Other
8%
Loans by geography* Credit trends
Portfolio details* Comments
($ in millions)
1Q07 2Q07 3Q07 4Q07 1Q08
Balance $8,484 $8,477 $9,057 $10,540 $9,873
90+ days delinquent $78 $98 $116 $186 $192
90+ days ratio 0.91% 1.14% 1.27% 1.75% 1.92%
NPAs $103 $112 $150 $216 $333
as % of loans 1.21% 1.30% 1.64% 2.03% 3.33%
Net charge-offs $7 $9 $9 $18 $34
as % of loans 0.32% 0.43% 0.41% 0.72% 1.33%
Consumer mortgage
*As of 3/31/2008
46% of total portfolio accounts for approximately
87% of total loss
34% FL concentration driving 65% total loss
FL lots ($447mm) running at 13% annualized loss
rate
Mortgage company originations targeting 95%
salability
st

Fifth Third Bank | All Rights Reserved
1 liens: 23%; 2 liens: 77% (17% of 2 liens behind FITB 1 s)
Weighted average origination FICO: 742
Origination FICO distribution: <659 5%; 660-689 10%; 690-719 16%;
720-749 20%; 750+ 50%
Weighted average CLTV: 78%
(1st
liens 64%; 2  liens 82%)Origination
CLTV distribution: <70 28%; 70.1-80 21%; 80.1-90 21%; 90.1-100 29%;
>100 1%
Vintage distribution: 2008 2%; 2007 16%; 2006 20%; 2005 18%; 2004
13%; prior to 2004 32%
% through broker channels: 22% WA FICO: 734 brokered, 745 direct;
WA CLTV: 89% brokered; 74% direct
Home equity
Portfolio details* Comments
*As of 3/31/2008
OH
25%
FL
3%
IL
11%
KY
8%
MI
20%
IN
10%
Other
24%
OH
36%
FL
8%
IL
10%
KY
10%
MI
23%
IN
11%
Other
2%
Brokered loans by geography* Direct loans by geography*
Credit trends
($ in millions)
1Q07 2Q07 3Q07 4Q07 1Q08
Balance $2,903 $2,810 $2,746 $2,713 $2,651
90+ days delinquent $21 $24 $30 $34 $33
90+ days ratio 0.73% 0.86% 1.08% 1.25% 1.26%
Net charge-offs $9 $9 $14 $17 $23
as % of loans 1.11% 1.19% 1.94% 2.52% 3.29%
Home equity - brokered
($ in millions)
1Q07 2Q07 3Q07 4Q07 1Q08
Balance $9,023 $8,970 $8,991 $9,161 $9,152
90+ days delinquent $37 $37 $34 $38 $43
90+ days ratio 0.41% 0.41% 0.38% 0.41% 0.47%
Net charge-offs $9 $11 $14 $15 $18
as % of loans 0.35% 0.48% 0.59% 0.66% 0.78%
Home equity - direct
Approximately 22% of portfolio concentration in
broker product driving approximately 52% total loss
Portfolio experiencing increased loss severity (losses
on 2 liens approximately 100%)
Aggressive home equity line management strategies
in place
st st nd
nd
nd

Fifth Third Bank | All Rights Reserved
Credit containment actions
Eliminated all brokered home equity production in 2007
Suspended all new developer and non-owner occupied commercial property lending
New concentration limits for Commercial portfolio
Implemented Watch and Criticized Asset Reduction initiative
Significantly tightened underwriting limits and exception authorities
Implemented aggressive home equity line management program
Expanded consumer credit outreach program
Major expansion of commercial and consumer workout teams
Aggressive write-downs in stressed geographies
Significant addition to reserve levels
Direct executive management oversight of every major credit decision
Fifth Third has moved aggressively to stay ahead of emerging credit issues

Fifth Third Bank | All Rights Reserved
Financials as of 3/31/2008
Conservative balance sheet
Diversified earning asset mix
Strong core deposit funding
76%
Loans
11%
Cash and due
from banks
Securities
Other assets
11%
2%
8%
58%
Core Deposits
Other Deposits
Equity
Fed Funds and
Other short-term
borrowings
Other
liabilities
Long-term
debt
12%
4%
9%
9%
Low reliance on short-term and wholesale funding

Fifth Third Bank | All Rights Reserved
Fifth Third corporate debt ratings
# Date of most recent change in rating or outlook
Sub Senior
AA
A+
AA-
Aa2
Fifth Third Bank (MI)
AA (low)
A
A+
Aa3
Stable 6/18/08 A A+ A A+ Fitch
AA
AA-
Aa2
Senior
Fifth Third Bank (OH)
AA (low)
A+
Aa3
Sub
3/18/08
3/18/08
6/18/08
Rating
Date
#
Current
Outlook
Fifth Third Bancorp
Negative
Negative
Review for possible
downgrade
A (high)
A
A1
Sub
AA (low) DBRS
A+ S&P
Aa3 Moody’s
Senior

Fifth Third Bank | All Rights Reserved
Summary and priorities
While credit conditions continue to deteriorate, Fifth Third is taking aggressive steps to ensure it is well positioned to weather a challenging environment
— Delivery of strong operating results remains a hallmark of Fifth Third despite sluggish economy
— Active credit monitoring and management is top priority of the organization
Management’s credit loss projections reflect an expectation of a continuing deterioration in the credit environment and incorporate significant stress
— Expected credit losses in 2008 and potential 2009 scenarios assume significant stress relative to 1H08 levels
— Provisions significantly exceed net charge-offs, building allowance to absorb portfolio losses
Actions and plans will materially enhance the company’s capital position and provide cushion for significant additional stress beyond current expectations

29 Fifth Third Bank | All Rights Reserved Appendix

FIFTH THIRD BANCORP

($ in millions)

($ in millions)

©

Fifth Third Bank | All Rights Reserved
0
40
80
120
160
200
240
280
320
1Q07 2Q07 3Q07 4Q07 1Q08
C&I/Lease Auto Credit Card
Other CRE Res RE
NCOs
NPAs
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
1Q07 2Q07 3Q07 4Q07 1Q08
C&I/Lease Auto CRE Res RE
Res
RE
CRE
NPA and charge-off growth driven by residential and commercial real estate
Res
RE
CRE
Real estate driving credit deterioration

FIFTH THIRD BANCORP

($ in millions)

($ in millions)

Fifth Third Bank | All Rights Reserved
-

1Q07 2Q07 3Q07 4Q07 1Q08
Other SE National Other MW
NE Ohio Michigan Florida
NCOs
NPAs
Stressed
markets
Stressed
markets
Michigan and Florida: most stressed markets
NPA and charge-off growth driven by Florida and Michigan
-
200

1,000
1,200
1,400
1,600
1,800
1Q07 2Q07 3Q07 4Q07 1Q08
Other SE National Other MW
NE Ohio Michigan Florida